UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 24, 2025
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Caribou Biosciences, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-40631	45-3728228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2929 7th Street, Suite 105 Berkeley, California		94710
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (510) 982-6030
N/A
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CRBU	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On April 24, 2025, Caribou Biosciences, Inc. (the “Company” or “Caribou”) issued a press release (the “Press Release”) announcing (i) its strategic pipeline prioritization with workforce and cost reduction initiatives and (ii) that, on a preliminary unaudited basis, it expects to report that it had $212.5 million in cash, cash equivalents, and marketable securities as of March 31, 2025. This estimate of cash, cash equivalents, and marketable securities is the Company’s preliminary estimate based on currently available information and does not present all necessary information for an understanding of the Company’s financial condition as of March 31, 2025, or its results of operations for the three months ended March 31, 2025. As the Company completes its quarter-end financial close process and finalizes its financial statements for the three months ended March 31, 2025, the Company may be required to make significant adjustments in a number of areas that may result in the estimate provided herein being materially different than the final reported cash, cash equivalents, and marketable securities as of March 31, 2025. A copy of the Press Release is furnished as Exhibit 99.1 and is incorporated herein by reference.
The information in Item 2.02 of this Current Report on Form 8-K (including the Press Release attached hereto as Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing by the Company, under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in any such filing, except as expressly set forth by specific reference in such filing.
Item 2.05 Costs Associated with Exit or Disposal Activities.
On April 24, 2025, the Company issued the Press Release announcing its strategic pipeline prioritization with workforce and cost reduction initiatives to focus resources on its lead oncology programs CB-010, an allogeneic anti-CD19 CAR-T cell therapy being evaluated in its ANTLER phase 1 clinical trial in patients with B cell non-Hodgkin lymphoma, and CB-011, an allogeneic anti-BCMA CAR-T cell therapy being evaluated in its CaMMouflage phase 1 clinical trial in patients with relapsed or refractory multiple myeloma (“r/r MM”). As part of this initiative, the Company announced that it has elected to discontinue: (i) its GALLOP phase 1 clinical trial for CB-010 in patients with lupus prior to dosing the first patient; (ii) its AMpLify phase 1 clinical trial for CB-012, an allogeneic anti-CLL-1 CAR-T cell therapy, for patients with relapsed or refractory acute myeloid leukemia as additional data would be needed to advance this program; and (iii) its preclinical research. Patients treated in the AMpLify phase 1 clinical trial will continue to be followed as part of the Company’s long-term follow up study.
As a result of these changes, the Company is implementing a reduction in its workforce of 47 employees, or approximately 32% of the Company. The Company expects to substantially complete the workforce reduction by the end of the second quarter of 2025.
Based on its current operating plans, as a result of the strategic pipeline prioritization with workforce and cost reduction initiatives, the Company now expects that its runway of cash, cash equivalents, and marketable securities will be sufficient to fund its planned operations into the second half of 2027.
In connection with the strategic pipeline prioritization and the workforce reduction, the Company currently estimates it will incur expenses of approximately $2.5 million to $3.5 million in total, consisting primarily of cash severance costs, benefits, and transition support services for impacted employees, and future costs to wind down its GALLOP phase 1 clinical trial and AMpLify phase 1 clinical trial. Of these amounts, workforce reduction costs are estimated to be $1.8 million to $2.0 million, which the Company expects to incur in the second quarter of 2025, and clinical trial wind down costs are estimated to be $0.7 million to $1.5 million, which the Company expects to incur through the third quarter of 2025. The charges that the Company expects to incur in connection with the foregoing are subject to a number of assumptions, and actual results may differ materially. The Company may also incur costs not currently contemplated due to events that may occur as a result of, or that are associated with, its strategic pipeline prioritization with workforce and cost reduction initiatives.

Item 8.01 Other Events.
On April 24, 2025, the Company announced that initial data from the ANTLER phase 1 clinical trial of CB-010 in a 20-patient confirmatory cohort using the Company’s partial human leukocyte antigen matching strategy in second-line (“2L”) large B cell lymphoma (“LBCL”) patients, and data from a proof of concept cohort of CB-010 in up to 10 LBCL patients who have relapsed following any prior CD19-targeted therapy, is now planned to be presented in the second half of 2025. At that time, the Company expects to present data from the 2L LBCL cohort with at least six months of follow-up for the majority of patients. On April 24, 2025, the Company also announced that it plans to present dose escalation data and share the recommended doses for expansion from the ongoing CaMMouflage phase 1 clinical trial of CB-011 in patients with r/r MM in the second half of 2025, including initial safety and efficacy data on a minimum of 25 patients at multiple dose levels using a deeper lymphodepletion regimen with at least three months of follow up.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” or “continue,” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. These forward-looking statements include, without limitation, statements related to the Company’s strategy, plans, and objectives, and expectations regarding its clinical and preclinical development programs, including its expectations relating to (i) the timing of reporting ANTLER Phase 1 clinical trial data in the second half of 2025 from both the additional 2L and prior CD19 relapsed LBCL patient cohorts and the timing of an ANTLER pivotal clinical trial; (ii) the timing of reporting dose escalation data in the second half 2025 from the ongoing CaMMouflage Phase 1 clinical trial for CB-011 in r/r MM; (iii) expected one-time costs associated with its cost-reduction initiatives, including specific categories of costs and the timing of when such costs are expected to be incurred and/or recognized; (iv) the estimate of its cash, cash equivalents, and marketable securities as of March 31, 2025; and (v) its expected runway of cash, cash equivalents, and marketable securities. Management believes that these forward-looking statements are reasonable as and when made. However, such forward-looking statements are subject to risks and uncertainties, and actual results may differ materially from any future results expressed or implied by the forward-looking statements. Risks and uncertainties include, without limitation, risks inherent in the development of cell therapy products; uncertainties related to the initiation, cost, timing, progress, and results of its current and future research and development programs, preclinical studies, and clinical trials; the risk that initial, preliminary, or interim clinical trial data will not ultimately be predictive of the safety and efficacy of the Company’s product candidates or that clinical outcomes may differ as patient enrollment continues and as more patient data becomes available; the risk that preclinical study results observed will not be borne out in human patients or different conclusions or considerations are reached once additional data have been received and fully evaluated; the ability to obtain key regulatory input and approvals; and risks related to its limited operating history, history of net operating losses, financial position, and its ability to raise additional capital as needed to fund its operations and product candidate development as well as other risk factors described from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2024, and subsequent SEC filings. In light of the significant uncertainties in these forward-looking statements, you should not rely upon forward-looking statements as predictions of future events. Except as required by law, the Company undertakes no obligation to update publicly any forward-looking statements for any reason.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release Issued by Caribou Biosciences, Inc. on April 24, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Caribou Biosciences, Inc.

Date:	April 24, 2025	By:	/s/ Rachel E. Haurwitz
Rachel E. Haurwitz President and Chief Executive Officer